Financial Assets and Liabilities	12 Months Ended
Dec. 31, 2025
Financial Assets and Liabilities [Abstract]
FINANCIAL ASSETS AND LIABILITIES

NOTE 11 – FINANCIAL ASSETS AND LIABILITIES

The following table sets out the financial assets as at the end of the reporting period:

	December 31,
	2025	2024
Financial assets
Cash	€16,199	€1,522
Accounts receivable and other receivables, net	4,117	352
Receivable for private company shares	7,641	-
Loans receivable*	94	311
Total	€28,051	€1,875

*	Loans receivable for the years ended December 31, 2025 and 2024 is presented in the statement of financial position under prepayments and other current assets.

Any loss allowance for accounts receivables has been measured at an amount equal to the lifetime ECL. The ECL on accounts receivables are estimated using a provision matrix by reference to past default experience of the debtor and an analysis of the debtor’s current financial position, adjusted for factors that are specific to the debtors, and where relevant general economic conditions of the industry in which the debtors operate. At the end of our reporting period, management considers the ECL for trade and other receivables is insignificant.

Financial Asset at Amortized Cost	12-Month or Lifetime ECL	Gross Carrying Amount EUR	Loss Allowance EUR	Net carrying Amount EUR
2025
Accounts receivables	Lifetime ECL - Not credit-impaired	5,700	1,583	4,117
Other receivables	12-month ECL	-	-	-
		5,700	1,583	4,117
2024
Accounts receivables	Lifetime ECL - Not credit impaired	359	9	352
Other receivables	12-month ECL	-	-	-
		359	9	352

	December 31,
	2025	2024
Financial assets
Opening ECL Allowance	9	-
Increase in lifetime ECL - charged to profit or loss	1,608	9
Write-offs during the year (against ECL)	(33)	-
Total ECL Allowance	1,584	9

During 2025, the total credit losses recognized in profit or loss amounted to €1,608 which includes €1,527 for write-offs against accounts receivables and €81 for write-offs against loans to related parties.

The following table sets out the financial liabilities at the end of the reporting period:

	December 31,
	2025	2024
Accounts payable and long term payables	€16,409	€1,466
Accruals and other current liabilities	1,399	6
Other long-term liabilities	842	250
	€18,650	€1,722

Accounts payable and long term payables mainly represent amounts due to vendors, including independent third party and related parties, who delivered the consultancy services.

Accruals and other current liabilities represent accrued expenses, VAT and other taxes payable. Included in the other liabilities is the derivative liability recorded by the Company in relation to its contractual obligation to purchase SOL tokens. The derivative liability as of December 31, 2025 amounted to €230.

Other long-term liabilities amounted to €842 and €250 as of December 31, 2025 and 2024, respectively. As of December 31, 2025, other long-term liabilities consisted of €731 of tax liabilities, €106 of contingent consideration and €5 of warrant liabilities. As of December 31, 2024, other long-term liabilities consisted of €120 of contingent consideration, €51 of warrant liabilities and €79 of loan payables.

Legal Matters and Contingencies

The Company is subject to legal proceedings, claims and regulatory matters that arise in the ordinary course of business. The Company recognizes a provision when it has a present legal or constructive obligation as a result of a past event, it is probable that an outflow of resources will be required to settle the obligation, and the amount of the obligation can be reliably estimated. Provisions are measured at management’s best estimate of the expenditure required to settle the obligation at the reporting date. Where the effect of the time value of money is material, provisions are discounted to present value.

In connection with the Company’s disposal of UYBA in June 2025, the parties entered into a private sale agreement that replaced prior arrangements among Brera Holdings PLC, Brera Milano S.r.l. and UYBA S.r.l. The agreement provided that certain personal guarantees remained the responsibility of the relevant guarantor after the transfer and that the parties mutually waived existing or potential claims against one another. No separate legal contingency has been recognized in connection with the UYBA disposal.

As of December 31, 2025, the Company recognized provisions totaling €842 in relation to legal claims and contingencies associated with its subsidiary, Juve Stabia. The amount is recorded within current and non accounts payable in the consolidated statement of financial position.

The provisions primarily relate to:

●	disputes with sports agents and player-related counterparties;

●	employment-related claims, including unpaid wages and termination disputes;

●	commercial disputes with service providers and consultants; and

●	other minor legal matters.

The provisions reflect management’s best estimate of the expenditure required to settle present obligations arising from past events, based on information available at the reporting date and consultation with external legal counsel.

In addition, the Company is involved in other legal and contractual matters of a similar nature to those described above for which no provision has been recognized as of December 31, 2025 because management has concluded that an outflow of economic resources is not probable. While the potential exposure associated with these matters has been estimated at approximately €0.9 million, the ultimate outcome remains uncertain and no liability has been recorded in the consolidated financial statements.

Lastly, Juve Stabia has been subject to judicial supervision by the Italian authorities in connection with investigations concerning alleged associations involving certain third parties. Management has been cooperating with the relevant authorities as they were completing their investigation. As of the reporting date, no loss contingency has been recorded because management does not believe a probable and estimable obligation exists.

Subsequent to year-end, the Company disposed of its entire equity interest in S.S. Juve Stabia S.r.l., including its debt, tax and other obligations. As part of the transaction, management believes the Company’s exposure to future obligations relating to these matters has been substantially reduced. The disposal has been treated as a non-adjusting subsequent event (See Note 18, Subsequent Events, for more details).

Except as disclosed above, the Company is not currently a defendant to any material legal proceedings, investigations or claims, and management is not aware of any other material commitments or contingent liabilities that require recognition or disclosure under IAS 37.